                                                                    EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69724) of Dell Computer Corporation of our report dated June 29, 2001 relating to the financial statements and financial statement schedules of the Dell Computer Corporation Deferred Compensation Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Austin, Texas
September 20, 2001